Eagle Bulk Shipping Inc.
3Q09 Results Presentation
Eagle Bulk Shipping Inc.
5 November 2009

Eagle Bulk Shipping Inc.

Forward Looking Statements
This presentation contains certain statements that may be deemed to be “forward-looking statements” within the meaning of the Securities Acts. Forward-looking statements reflect management’s current views with respect to future events and financial performance and may include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements, which are other than statements of historical facts. The forward-looking statements in this presentation are based upon various assumptions, many of which are based, in turn, upon further assumptions, including without limitation, management's examination of historical operating trends, data contained in our records and other data available from third parties. Although Eagle Bulk Shipping Inc.
believes that these assumptions were reasonable when made, because these assumptions are inherently subject to significant uncertainties and contingencies which are difficult or impossible to predict and are beyond our control, Eagle
Bulk Shipping Inc. cannot assure you that it will achieve or accomplish these expectations, beliefs or projections.
Important factors that, in our view, could cause actual results to differ materially from those discussed in the forward-
looking statements include the strength of world economies and currencies, general market conditions, including changes in charterhire rates and vessel values, changes in demand that may affect attitudes of time charterers to scheduled and unscheduled drydocking, changes in our vessel operating expenses, including dry-docking and insurance costs, or actions taken by regulatory authorities, ability of our counterparties to perform their obligations under sales agreements, charter contracts, and other agreements on a timely basis, potential liability from future litigation, domestic and international political conditions, potential disruption of shipping routes due to accidents and political events or acts by terrorists. Risks and uncertainties are further described in reports filed by Eagle Bulk Shipping Inc. with the US Securities and Exchange
Commission.

Eagle Bulk Shipping Inc.
Agenda

■ 3Q 2009 Results
■ Company Updates
■ Industry View
■ Financial Overview
■ Conclusion

3Q09 Results

Eagle Bulk Shipping Inc.
3Q 2009 Highlights

■ 3Q Net Income of 3.9 million, or $0.06 per share, as adjusted for one-time, non
 -cash charge related to amendment to debt facility
■ Net Income without adjustments of $0.5 million, or $0.01 per share
■ Net time charter revenue of $41.6 million
■ EBITDA1 of $25.0 million
■ Fleet Utilization of 99.7%
■ Five vessels chartered on rates that are tied to the Baltic Supramax Index
 ("BSI")
■ Established in-house technical capabilities to manage Eagle Bulk vessels and third party vessels
1 EBITDA, as defined by our credit agreement, is Net Income plus Interest Expense, Depreciation and Amortization, and Exceptional Items
Steady Cash Flow and Continued Operating Excellence

Company Updates

Period in Months	Thereafter Rate	Floor Rate
Skua	13-15	Uncapped Index	8,500
Redwing	12-14	Uncapped Index	8,500
Kittiwake	10-12	Uncapped Index	8,500
Goldeneye	11-13	Uncapped Index	8,500
Peregrine*	11-13	50% Index	10,500

Eagle Bulk Shipping Inc.

Charter Updates
Charter Updates
Fleet Growth Ensures Revenue Stability with Upside Potential
■ Cardinal chartered one year at $16,250 per day
■ 2010 - Balanced approach with 63% fixed coverage, including:
 ■ Five vessels placed on charters tied to Baltic Supramax Index
* Commencing Jan-end 2010

No. of Vessels	Deadweight Tons (dwt)	Vessel Type	Delivery
2 Vessels	0.11 million dwt	53,100 dwt Series	2010
2 Vessels	0.11 million dwt	56,000 dwt Series	2010
15 Vessels	0.87 million dwt	58,000 dwt Series	2010-11

Eagle Bulk Shipping Inc.

Supramax Newbuildings - Begin to Deliver EBITDA Growth
Supramax Newbuildings - Begin to Deliver EBITDA Growth
* Excluding profit sharing
 Existing Cash, Undrawn Facility and Operating Cash Flow to Fund Newbuildings
 Contracted Revenue: $730 Million*
■ Took delivery of the Bittern, which commenced 10 year time charter with minimum contracted revenue of $62m
■ Canary expected to be delivered in 4Q09, with minimum contracted revenue of $61m
■ Thrasher expected to be delivered in 4Q09, with minimum contracted revenue of $61m

Panamax

In m tons	IRON ORE	COAL	GRAINS	OTHER ORES	CEMENT	COKE	STEELS	SCRAP IRON	AGGREGATES	SUGAR	MISC.
	404,632	451,244	758,534	88,131	182,852	0	90,003	0	51,780	52,657	244,148
Cardinal	✓										
Condor				✓							✓
Crested Eagle					✓					✓	
Crowned Eagle		✓									
Falcon	✓	✓									
Goldeneye			✓								
Griffon	✓										
Harrier			✓								
Hawk I			✓								
Heron			✓								
Jaeger			✓								
Kestrel I					✓						
Kite			✓								
Kittiwake	✓	✓									
Merlin			✓				✓				
Osprey I		✓	✓		✓						
Peregrine		✓									✓
Redwing	✓										
Shrike	✓	✓									
Skua	✓				✓						
Sparrow		✓	✓								
Stellar			✓								✓
Tern			✓				✓				
Woodstar				✓					✓		
Wren	✓	✓

Eagle Bulk Shipping Inc.

Handymax/Supramax
Capesize
Eagle vessels carried 2.3 million tons of cargo in 3Q 2009   MISC. cargoes include eucalyptus chips, phosrock
Supramax Vessels Benefit from Shifts in Commodity Movements
Supramax Vessels Benefit from Shifts in Commodity Movements
69% of Eagle’s 3Q09 Cargoes Were “Capesize and Panamax Cargoes”

Industry View

USA
CHINA
INDIA
EUROZONE
BRAZIL
60.0
55.0
50.0
45.0
40.0
35.0
30.0
Jan-08
May-08
Sep-08
Jan-09
May-09
Sep-09

Eagle Bulk Shipping Inc.
Purchasing Managers’ Index
PMI Above 50 Indicates Growing Industrial Production and Raw Materials Demand
Source: various sources

Manufacturing Surveys Indicate a Global Recovery

Allocation of Bank Lending in 1H09
in Bn rmb
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Electricity, gas and water production and supply
Transportation, storage and postal service
Water Conservancy, environmental management
643
182
526
892
350
425
795
3,105
Household
Infrastructure
Real Estate
Leasing and Commercial Services
Other
Total

Eagle Bulk Shipping Inc.

Source: BCA Research, PBoC
▪ 3Q growth fastest in a year, supported by
 infrastructure investment and record bank
 lending
 ▪ 26% MoM rise in new lending in Sep, and a
 record $1.27 trillion in new loans in the first
 nine months
 ▪ Surging auto sales helped industrial
 production to rise 13.9% in September, the
 fastest pace in more than a year
 ▪ Urban fixed-asset investment climbed 33.3
 percent in the first nine months, as the $586
 billion stimulus plan spurred the construction
 of roads and power plants
 ▪ Half of medium and long-term loans in 1H09
 were directed to infrastructure and real estate
 sectors

Chinese Economy Continues to Show Growth Momentum

China Coal Trade (in mn tons)
18.00
15.00
12.00
9.00
6.00
3.00
0.00
Jan-05
Apr-05
Jul-05
Oct-05
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Export
Import

Eagle Bulk Shipping Inc.
■ China’s growth is resource intensive and
 lacks reserves
 ▪ 43% of global coal consumption vs. 14% of
 the world’s proven coal reserves; 44% of
 global iron ore consumption vs. 9% of the
 world’s proven iron ore reserves
 ▪ September Iron ore imports rebounded
 30% MoM to a record high of 64.6 million
 tones
 ▪ China’s crude steel production rose 29% in
 September to 50.71 million metric tons, the
 second-highest on record
Source: BOA ML report, Bloomberg
China Becomes Net Importer of Coal in 2009

China’s Demand for Commodities Remains Strong

Significant Additional Capacity Required

GW
350
300
250
200
150
100
50
0
100
153
218
298
2006-07 10th Plan End (actual)
2011-12 11th Plan End
2016-17 12th Plan End
13th Plan
Peak Load (GW)

Coal Imports to India Grow Sigificantly

in M tons
50
40
30
20
10
0
10
9
11
19
23
29
36
44
49
2002
2003
2004
2005
2006
2007
2008
Est. 2009
F'cast. 2010
India Coal Imports

- 1 GW of power requires 2-3.5 million tons of coal

Eagle Bulk Shipping Inc.

India’s Power Demand Fuels Coal Trade
India’s Power Demand Fuels Coal Trade
Source: India’s Central Electricity Authority, Clarksons
Indian Coal Imports to be Key Demand Driver for Supramax
■ Power generation sector faces huge demand-supply gap for coal
 ■ Slow capacity addition widening the gap: only 13 GW added in 2007-2008 against the target of
 27 GW
 ■ Over 40% of Indian population still don’t have access to electricity

Schedule 9 months deliveries
Actual 9 months deliveries
M dwt
20
18
16
14
12
10
8
6
4
2
0
- 29%
- 24%
- 47%
Capeisze
Panamax
Handymax
Source: Clarkson Research

Eagle Bulk Shipping Inc.

■ Clarkson Research estimated 29% drybulk
 slippage from the beginning of 2009
■ Extensive analysis by ABS suggests that through
 2012 almost 1,000 bulk carriers can be
 considered at risk.
■ China’s National Development and Reform
 Commission announced in Oct that half the
 orderbook (50m dwt) this year at Chinese
 shipyards would be either cancelled or delayed
■ Wang Jinlian, Secretary General of China
 Association of National Shipbuilding Industry, said
 at China Shipbuilding Summit in Oct that more
 than a third of Chinese shipyards would be idled
Orderbook Update - Sub-Panamax Sector Benefits Most from Slippage
Orderbook Update - Sub-Panamax Sector Benefits Most from Slippage
Source: Clarkson, ABS, China’s National Development and Reform Commission
Orderbook Remains a Concern but Actual Deliveries Fall Behind Schedule

YTD Scrapping Profile
M dwt
No. of Ships
10.0
9.0
8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
9
30
51
134
224
1.6
2.0
2.1
3.4
9.2
3Q to now: 1.4
2Q: 3.1
1Q: 4.7
Capesize (>10,000)
Panamax (60,000 - 99,999)
Handymax (35,000 - 59,999)
Handysize (<35,000)
Total

Eagle Bulk Shipping Inc.

 About 224 bulkers (9.2 million DWT) have been sold for scrap this year
Scrapping Update
Scrapping Update
Source: Clarkson
About 2500 bulkers (111 million DWT) are over 20 years old

Financial Overview

(in $000's, except per share data)	Three Months Ended September 30, 2009	Nine Months Ended September 30, 2009
REVENUES, NET OF COMMISSIONS	$41,552	$150,551
EXPENSES		
Vessel Expenses	11,494	37,499
Depreciation & Amortization	11,094	32,328
General & Administrative Expenses	7,840	25,784
Total Operating Expenses	30,428	95,611
OPERATING INCOME	11,124	54,940
Interest Expense	7,294	20,596
Interest Income	(66)	(137)
Write-off of Deferred Financing Costs	3,384	3,384
Net Interest Expense	10,612	23,843
NET INCOME	$512	$31,097
NET INCOME Adjusted for Non-recurring Charge	$3,896	$34,481
Basic and Diluted Income per Common Share	$0.01	$0.58
Basic and Diluted Income per Common Share Adjusted for Non-recurring Charge	$0.06	$0.64
Weighted Average Shares Outstanding		
Basic	61,976,794	53,808,348
Diluted	61,986,752	53,831,913

Eagle Bulk Shipping Inc.

3rd Quarter Earnings

BALANCE SHEET DATA (in $ 000's)	September 30, 2009
Cash	$82,544
Other Current Assets	11,174
Vessels, net	919,565
Advances for Vessel Construction	483,415
Restricted Cash	12,776
Other Assets	37,618
TOTAL ASSETS	$1,547,092
Current Liabilities	$33,918
Long-term Debt	836,726
Other Liabilities	66,415
Stockholders' Equity	610,033
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$1,547,092

Eagle Bulk Shipping Inc.
Balance Sheet

Conclusion

Eagle Bulk Shipping Inc.

3Q 2009 Summary
3Q 2009 Summary
 ■ Cash flow stability
 Steady cash flow from fixed charter coverage
 ■ Upside potential
 Five vessels placed on index-based charters
 Newbuildings begin to deliver EBITDA growth
 ■ Operating performance
 Continuing superior fleet utilization - 99.7% in 3Q
 ■ Established in-house technical management
 Eagle Bulk fleet
 Third party vessels
Fleet Growth Continues: 7 Vessels to Deliver by End 1Q10
5 Vessels Chartered with Revenue of $259 M; 2 Vessels Open

Appendix

On The Water Vessels	Deadweight Tons (Dwt)	Year Built	Length in meters	Ship's Cargo Gear	
				Cranes	Grabs (in cubic meters)
SUPRAMAX CLASS					
Bittern	57,809	2009	190 m	4 x 30 Tons	4 x 14 m^3
Stellar Eagle	55,989	2009	190 m	4 x 30 Tons	4 x 12.5 m^3
Crested Eagle	55,989	2009	190 m	4 x 30 Tons	4 x 12.5 m^3
Crowned Eagle	55,940	2008	190 m	4 x 30 Tons	4 x 12.5 m^3
Woodstar	53,390	2008	190 m	4 x 35 Tons	4 x 14 m^3
Wren	53,349	2008	190 m	4 x 35 Tons	4 x 14 m^3
Redwing	53,411	2007	190 m	4 x 36 Tons	4 x 12.5 m^3
Cardinal	55,362	2004	190 m	4 x 30 Tons	4 x 12.5 m^3
Jaeger	52,248	2004	190 m	4 x 30 Tons	4 x 12 m^3
Kestrel I	50,326	2004	190 m	4 x 30 Tons	4 x 12 m^3
Skua	53,350	2003	190 m	4 x 30 Tons	4 x 12 m^3
Shrike	53,343	2003	190 m	4 x 30 Tons	4 x 12 m^3
Tern	50,200	2003	190 m	4 x 30 Tons	4 x 12 m^3
Kittiwake	53,146	2002	190 m	4 x 30 Tons	4 x 8 m^3
Osprey I	50,206	2002	190 m	4 x 30 Tons	4 x 12.5 m^3
Goldeneye	52,421	2002	190 m	4 x 30 Tons	4 x 15 m^3
Condor	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Falcon	51,268	2001	190 m	4 x 30 Tons	4 x 12 m^3
Harrier	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Hawk I	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Merlin	50,296	2001	190 m	4 x 30 Tons	4 x 12 m^3
Heron	52,827	2001	190 m	4 x 30 Tons	4 x 12 m^3
Peregrine	50,913	2001	190 m	4 x 30 Tons	4 x 12 m^3
HANDYMAX CLASS					
Sparrow	48,225	2000	189 m	4 x 30 Tons	4 x 10 m^3
Kite	47,195	1997	190 m	4 x 30 Tons	4 x 10 m^3
Griffon	46,635	1995	190 m	4 x 30 Tons	4 x 10 m^3

Eagle Bulk Shipping Inc.

Current Fleet - 92% Built After 2000
Current Fleet - 92% Built After 2000

TC Expiration		Daily Charter Rates	
	Earliest	Latest	Accounting	Cash
Bittern	Dec-14	Dec-14	$18,479	$18,850
Stellar Eagle	Feb-10	May-10	$12,000	$12,000
Crested Eagle	Dec-09	Mar-10	$10,500	$10,500
Crowned Eagle	Sep-09	Dec-09	$16,000	$16,000
Woodstar	Dec-18	Apr-19	$18,152	$18,300
Wren	Dec-18	Apr-19	$20,306	$24,750
Goldeneye	May-10	Jul-10	Index	Index
Cardinal	Sep-09	Nov-09	$16,250	$16,250
Jaeger	Oct-09	Jan-10	$10,100	$11,000
Kestrel I	Mar-10	Jul-10	$11,500	$11,500
Skua	Sep-10	Nov-10	Index	Index
Shrike	May-10	Aug-10	$25,600	$25,600
Tern	Dec-09	Mar-10	$8,500	$8,500
Kittiwake	Sep-10	Sep-10	Index	Index
Osprey	Oct-09	Dec-09	$25,000	$25,000
Redwing	Aug-10	Oct-10	Index	Index
Condor	May-10	Jul-10	$22,000	$22,000
Falcon	Apr-10	Sep-10	$39,500	$39,500
Harrier	Apr-10	Sep-10	$13,500	$13,500
Hawk I	May-10	Aug-10	$13,000	$13,000
Merlin	Dec-10	Mar-11	$25,000	$25,000
Heron	Jan-11	May-11	$26,375	$26,375
Peregrine	Jan-10	Jan-10	$8,500	$8,500
	Jan-11	Mar-11	$10,500 **	$10,500 **
Sparrow *	Feb-10	May-10	$34,500	$10,000
Kite *	Sep-09	Jan-10	$21,000	$9,500
Griffon	Feb-10	May-10	$9,500	$9,500

Eagle Bulk Shipping Inc.

* The charterer of Sparrow has paid in advance for the duration of the charter an amount equal to the difference between the prevailing daily charter rate and a new cash market rate per day. This amount has been recorded in Deferred Revenue in the Company’s financial statements and is being recognized into revenue ratably over the charter period such that the daily charter rate remains effectively the prevailing charter rate per day (accounting rate).
** The charterer of the PEREGRINE has exercised the option to extend the charter period by 11 to 13 months. The rate for the option period is index based with a minimum daily time charter rate of $10,500 and a profit share which is equal to 50% of the difference between the base rate and the average of the trailing
Baltic Supramax Index for each 30 day hire period.
Charter Updates

Eagle Bulk Shipping Inc.
Eagle Bulk Shipping Inc.